SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C.  20549

                               FORM 8-K

                             CURRENT REPORT


                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported): July 13, 1998


                         LIBERTY PROPERTY TRUST
                 LIBERTY PROPERTY LIMITED PARTNERSHIP
                 ------------------------------------
(Exact names of registrants as specified in their respective governing documents)


       MARYLAND                     1-13130             23-7768996
     PENNSYLVANIA                   1-13132             23-2766549
---------------------------      -------------     -------------------
State or other jurisdiction      (Commission       (I.R.S. Employer
 of incorporation)                File Number)     Identification No.)


65 VALLEY STREAM PARKWAY, SUITE 100
MALVERN, PENNSYLVANIA                                         19355
---------------------------------------                     ----------
(Address of principal executive offices)                    (Zip Code)


Registrants' telephone number, including area code:   (610) 648-1700


ITEM 5:  OTHER EVENTS
---------------------

Liberty Property Limited Partnership is a Pennsylvania limited partnership (the "Operating Partnership"). Liberty Property Trust, a Maryland real estate investment trust (the "Trust"), owns an approximate 92.40% interest in the Operating Partnership (as of March 31, 1998) (the Trust and the Operating Partnership are collectively referred to as the "Company").

On March 4, 1998, the Company acquired title to an office property, comprising 44,926 leaseable square feet, located in Richmond, Virginia ("3829-3855 Gaskins Road"). The Company's Total Investment (as defined below) in this property is anticipated to be approximately $3.7 million. The "Total Investment" for a property is defined as the property's purchase price plus closing costs and management's estimate, as determined at the time of acquisition, of the cost of necessary building improvements in the case of acquisitions, or land costs and land and building improvement costs in the case of development projects, and where appropriate, other development costs and carrying costs required to reach rent commencement.

On March 31, 1998, the Company acquired title to an office property, comprising 39,834 leaseable square feet, located in Greenville, South Carolina ("15 Brendan Way"). The Company's Total Investment in this property is anticipated to be approximately $4.1 million.

On April 6, 1998, the Company acquired title to two office properties, comprising 54,825 leaseable square feet, located in Sunrise, Florida (the "Sawgrass Properties"). The Company's Total Investment in these properties is anticipated to be approximately $6.0 million.

On May 8, 1998, the Company acquired title to an industrial property, comprising 50,000 leaseable square feet, located in Belcamp, Maryland, ("4606 Richlynn Drive"). The Company's Total Investment in this property is anticipated to be approximately $2.2 million.

Collectively, 3829-3855 Gaskins Road, 15 Brendan Way, the Sawgrass Properties, and 4606 Richlynn Drive are known as the "Acquisition
Properties."

Pursuant to Rule 3-14 of Regulation S-X, audited historical financial information concerning the Acquisition Properties is provided in Item 7 of this Current Report on Form 8-K. Additionally, certain pro forma information is provided in Item 7.

Factors considered by the Company in determining the price to be paid for the Acquisition Properties, included the historical and expected cash flow, the nature of tenants and terms of leases in place, occupancy rates, opportunities for alternative and new tenancies, current operating costs and real estate taxes on the properties and anticipated changes therein under Company ownership, physical condition and location of the properties, the anticipated effect to the Company's financial results (particularly funds from operations), the ability to sustain and potentially increase its distributions to Company shareholders, and other factors. The Company took into consideration the capitalization rates at which it believed other comparable buildings were recently sold, but determined the price it was willing to pay primarily on factors discussed above relating to the properties themselves and their fit into the Company's operations. The Company, after investigation of the Acquisition Properties, is not aware of any material fact, other than those enumerated above, that would cause the financial information reported not to be necessarily indicative of future operating results.



-------------------------------
The statements contained in this filing may include forward-looking statements within the meaning of the federal securities law. Although the Company believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be achieved. As forward-looking statements, these statements involve risks and uncertainties that could cause actual results to differ materially from the expected results. These risks and uncertainties include, but are not limited to, uncertainties affecting real estate businesses generally, risks relating to acquisition activities and risks relating to leasing and re-leasing activities. Additional information on factors which could impact the Company and the forward-looking statements contained herein are detailed in the Company's filings with the Securities and Exchange Commission.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS
------------------------------------------
                                                                   PAGE
                                                                   ----
(a)  Financial Statements of Real Estate Operations Acquired

          Statement of Operating Revenues and Certain
          Operating Expenses for the Acquisition Properties

             Report of Independent Auditors........................   5

             Statement of Operating Revenues and Certain
              Operating Expenses for the Acquisition Properties
              for the three months ended March 31, 1998 (unaudited)
              and for the year ended December 31, 1997.............   6

             Notes to the Statement of Operating Revenues and
              Certain Operating Expenses for the Acquisition
              Properties for the three months ended March 31, 1998
              (unaudited)and for the year ended December 31, 1997..   7

(b)   Pro Forma Financial Information (unaudited)
       Liberty Property Trust......................................   9

             Pro Forma Condensed Consolidated Balance Sheet as of
              March 31, 1998.......................................   10
             Pro Forma Consolidated Statement of Operations for the
              three months ended March 31, 1998....................   11
             Notes to Pro Forma Condensed Consolidated Financial
              Statements as of and for the three months ended
              March 31, 1998.......................................   12
             Pro Forma Consolidated Statement of Operations for
              the year ended December 31, 1997.....................   13
             Notes to Pro Forma Consolidated Financial Statement
              for the year ended December 31, 1997.................   14

       Liberty Property Limited Partnership.........................  15

             Pro Forma Condensed Consolidated Balance Sheet as of
              March 31, 1998.......................................   16
             Pro Forma Consolidated Statement of Operations for the
              three months ended March 31, 1998....................   17
             Notes to Pro Forma Condensed Consolidated Financial
              Statements as of and for the three months ended
              March 31, 1998.......................................   18
             Pro Forma Consolidated Statement of Operations for
              the year ended December 31, 1997.....................   19
             Notes to Pro Forma Consolidated Financial Statement
              for the year ended December 31, 1997.................   20

Signatures.........................................................   21

(c)   Exhibits
         23    Consent of Fegley & Associates......................   22

REPORT OF INDEPENDENT AUDITORS


To The Board of Trustees and Shareholders
Liberty Property Trust


We have audited the accompanying Statement of Operating Revenues and Certain Operating Expenses of the Acquisition Properties, as defined in
Note 1, for the year ended December 31, 1997. This financial statement is the responsibility of the management of the Acquisition Properties. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Operating Revenues and Certain Operating Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Current Report on Form 8-K of Liberty Property Trust and Liberty Property Limited Partnership) and, as described in Note 1, is not intended to be a complete presentation of the Acquisition Properties' revenues and expenses.

In our opinion, the Statement of Operating Revenues and Certain
Operating Expenses referred to above presents fairly, in all material respects, the Operating Revenues and Certain Operating Expenses described in Note 1 for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                                /s/ FEGLEY & ASSOCIATES
Plymouth Meeting, Pennsylvania                  FEGLEY & ASSOCIATES
July 7, 1998

     STATEMENT OF OPERATING REVENUES AND CERTAIN OPERATING EXPENSES
FOR THE ACQUISITION PROPERTIES FOR THE THREE MONTHS ENDED MARCH 31, 1998
            (UNAUDITED) AND FOR THE YEAR ENDED DECEMBER 31, 1997
                              (IN THOUSANDS)


                                          THREE MONTHS       YEAR ENDED
                                         ENDED MARCH 31,    DECEMBER 31,
                                              1998              1997
                                         ---------------    ------------

Operating revenues:

 Rental                                      $ 414            $  1,446

 Operating expense reimbursement               130                 550
                                             ------           --------

 Total operating revenues                      544               1,996
                                             ------           --------

Certain operating expenses:

  Rental property expenses                      65                 295

  Real estate taxes                             58                 199
                                             ------           --------

  Total certain operating expenses             123                 494
                                             ------           --------

Operating revenues in excess of certain
   operating expenses                        $ 421            $  1,502
                                             ======           ========

The accompanying notes are an integral part of this statement.

           NOTES TO THE STATEMENT OF OPERATING REVENUES AND
       CERTAIN OPERATING EXPENSES FOR THE ACQUISITION PROPERTIES
         FOR THE THREE MONTHS ENDED MARCH 31, 1998 (UNAUDITED)
               AND FOR THE YEAR ENDED DECEMBER 31, 1997

1.  Summary of Significant Accounting Policies
----------------------------------------------

The Statement of Operating Revenues and Certain Operating Expenses (see "Basis of Presentation" below) includes the operations of the Acquisition Properties. Liberty Property Trust (the "Company") owns an approximate 92.40% partners' interest in the Operating Partnership (as of March 31, 1998) (the Trust and the Operating Partnership are collectively referred to as the "Company").

PROPERTY NAME               LOCATION           DESCRIPTION
--------------------------  ---------------    --------------------
3829-3855 Gaskins Road      Richmond, VA       Office building 44,926
                                                leaseable square feet

15 Brendan Way              Greenville, SC     Office building 39,834
                                                leaseable square feet

13650 NW 8th Street         Sunrise, FL        Office building 24,732
                                                leaseable square feet

13630 NW 8th Street         Sunrise, FL        Office building 30,093
                                                leaseable square feet

4606 Richlynn Drive         Belcamp, MD        Industrial building
                                                50,000 leaseable square
                                                feet

USE OF ESTIMATES
----------------

Generally accepted accounting principles required management to make estimates and assumptions in preparing financial statements. Those estimates and assumptions affect the reported revenues and expenses.

BASIS OF PRESENTATION
---------------------

The Statement of Operating Revenues and Certain Operating Expenses is presented in conformity with Rule 3-14 of the Securities and Exchange Commission. Accordingly, depreciation, interest and income taxes are not presented. The Company is not aware of any factors relating to the Acquisition Properties that would cause the reported financial information not to be indicative of future operating results. General company overhead has not been allocated to the Acquisition Properties.

The Acquisition Properties consist of commercial office and industrial space leased to tenants under leases with varying terms. Tenant renewal options are available.

REVENUE RECOGNITION
-------------------

Base rental income attributable to leases is recorded on a straight-line basis over the applicable lease term. The leases also typically provide for tenant reimbursement of common area maintenance and other operating expenses which are included in the accompanying Statement of Operating Revenue and Certain Operating Expenses as operating expense reimbursements.

2.   MINIMUM FUTURE RENTALS
---------------------------

Future minimum rental payments due from tenants of the Acquisition Properties under non-cancellable operating leases as of December 31, 1997 are as follows (in thousands):

                1998                         $ 1,557
                1999                             829
                2000                             600
                2001                             634
                2002                             448
                Thereafter                         -
                                             --------
                Total                        $ 4,068
                                             ========

                          LIBERTY PROPERTY TRUST

                PRO FORMA FINANCIAL INFORMATION (UNAUDITED)


The unaudited, pro forma condensed consolidated balance sheet as of March 31, 1998 reflects the incremental effect of the Acquisition Properties described in Item 5 as if the acquisitions had occurred on March 31, 1998. The accompanying unaudited, pro forma consolidated statements of operations for the three months ended March 31, 1998 and the year ended December 31, 1997 reflect the incremental effect the Acquisition Properties, as if such acquisitions had occurred on January 1, 1997. These statements should be read in conjunction with respective consolidated financial statements and notes thereto included in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998 and its Annual Report on Form 10-K for the year ended December 31, 1997. In the opinion of management, the unaudited, pro forma consolidated financial information provides for all adjustments necessary to reflect the effects of the Acquisition Properties.

These pro forma statements may not necessarily be indicative of the results that would have actually occurred if the acquisitions of the Acquisition Properties had been in effect on the dates indicated, nor does it purport to represent the financial position, results of operations or cash flows for future periods.

                         LIBERTY PROPERTY TRUST

             PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                        AS OF MARCH 31, 1998
                      (UNAUDITED, IN THOUSANDS)

                                                                     LIBERTY
                                                    THE              PROPERTY
                                   HISTORICAL    ACQUISITION          TRUST
                                      <F1>       PROPERTIES        CONSOLIDATED
                                   ----------   --------------     ------------
ASSETS:
Investment in real estate, net     $2,286,903   $  16,007   <F2>   $2,302,910
Cash and cash equivalents              37,119           -              37,119
Deferred financing and
 leasing costs, net                    31,865           -              31,865
Other assets                           50,877           -              50,877
                                   ----------   -----------        -----------

   Total assets                    $2,406,764   $  16,007          $2,422,771
                                   ==========   ===========        ===========

LIABILITIES:
Mortgage loans                     $  376,701   $       -          $  376,701
Unsecured notes                       525,000           -             525,000
Credit facility                       148,000      16,007   <F3>      164,007
Convertible debentures                109,253           -             109,253
Other liabilities                     103,113           -             103,113
                                   ----------   -----------        -----------

   Total liabilities                1,262,067      16,007           1,278,074
                                   ----------   -----------        -----------

MINORITY INTEREST                      86,997           -              86,997

SHAREHOLDERS' EQUITY:
Series A preferred shares             120,814           -             120,814
Common shares                              57           -                  57
Additional paid-in capital            950,829           -             950,829
Unearned compensation                    (879)          -                (879)
Dividends in excess of net income     (13,121)          -             (13,121)
                                   ----------   -----------        -----------

     Total shareholders' equity     1,057,700           -           1,057,700
                                   ----------   -----------        -----------

     Total liabilities and
      shareholders' equity         $2,406,764   $  16,007          $2,422,771
                                   ==========   ===========        ===========

The accompanying notes are an integral part of this unaudited, pro forma condensed consolidated financial statement.

                          LIBERTY PROPERTY TRUST

              PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                FOR THE THREE MONTHS ENDED MARCH 31, 1998
           (UNAUDITED AND IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                             THE                            LIBERTY
                                         ACQUISITION       PRO              PROPERTY
                           HISTORICAL     PROPERTIES      FORMA              TRUST
                              <F1>         <F4>        ADJUSTMENTS        CONSOLIDATED
                           ----------   -------------  ------------       ------------
REVENUE
Rental                     $   61,015   $    414                           $ 61,429
Operating expense reim-
 bursement                     20,250        130                             20,380
Management fees                   147          -                                147
Interest and other              1,207          -                              1,207
                           ----------   ---------                        -----------
Total revenue                  82,619        544                             83,163
                           ----------   ---------                        -----------

OPERATING EXPENSES
Rental property expenses       14,916         65                             14,981
Real estate taxes               7,019         58                              7,077
General and administrative      3,350          -                              3,350
Depreciation and amorti-
 zation                        14,219          -        $   100  <F5>        14,319
                           ----------   ---------      ---------         -----------

Total operating expenses       39,504        123            100              39,727
                           ----------   ---------      ---------         -----------

Operating income               43,115        421           (100)             43,436

Interest expense               16,566          -            272  <F6>        16,838
                           ----------   ---------      ---------         -----------
Income (loss) before
 minority interest             26,549        421           (372)             26,598

Minority interest               1,809         31            (28) <F7>         1,812
                           ----------   ---------      ---------         -----------

Net income (loss)              24,740        390           (344)             24,786  <F8>

Preferred dividend              2,750          -             -                2,750
                           ----------   ---------      ---------         -----------
Income available to
  common shareholders      $   21,990   $    390       $   (344)         $   22,036
                           ==========   =========      ==========        ===========
Income per common
 share - basic             $     0.40                                    $     0.40
                           ==========                                    ===========
Income per common
 share - diluted           $     0.40                                    $     0.40
                           ==========                                    ==========

Weighted average number
 of common shares out-
 standing - basic              55,279                                        55,279
                           ==========                                    ===========
Weighted average number
 of common shares out-
 standing - diluted            55,667                                        55,667
                           ==========                                    ===========

The accompanying notes are an integral part of this unaudited, pro forma consolidated financial statement.

                            LIBERTY PROPERTY TRUST

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                AS OF AND FOR THE THREE MONTHS ENDED MARCH 31, 1998
                        (UNAUDITED, DOLLARS IN THOUSANDS)


<F1>  Reflects historical financial information of the Company as of
March 31, 1998 and for the three months ended March 31, 1998.

<F2>  Reflects the Total Investment in the Acquisition Properties.

<F3>  Reflects the use of $16,007 from the credit facility to finance the Total Investment in the Acquisition Properties.

<F4>  Reflects incremental addition of revenues and certain expenses of the Acquisition Properties in order to reflect a full three months of operations for the acquisition.

<F5>  Reflects incremental depreciation of the Acquisition Properties based on asset lives of 40 years.

<F6>  Reflects an incremental increase in interest expense from the assumed borrowings of $16,007 on the credit facility to fund the purchase of the Acquisition Properties.

<F7>  Reflects the allocation of the pro forma adjustment to minority interest based upon pro forma minority interest in the Operating
Partnership of approximately 7.60%.

<F8>  The Company's pro forma taxable income for the year ended December
31, 1997 is approximately $24,309 which has been calculated as pro forma income from operations of approximately $24,786 plus GAAP depreciation and amortization of $14,319 less tax basis depreciation and amortization and other tax differences of approximately $14,796.

                          LIBERTY PROPERTY TRUST
                PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1997
             (UNAUDITED AND IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                             THE                            LIBERTY
                                         ACQUISITION       PRO              PROPERTY
                           HISTORICAL     PROPERTIES      FORMA              TRUST
                              <F1>         <F2>        ADJUSTMENTS        CONSOLIDATED
                           ----------   -------------  ------------       ------------
REVENUE
Rental                     $  169,859   $   1,446                          $171,305
Operating expense reim-
 bursement                     55,502         550                            56,052
Management fees                   673          -                                673
Interest and other              6,483          -                              6,483
                           ----------   ---------                        -----------
Total revenue                 232,517       1,996                           234,513
                           ----------   ---------                        -----------

OPERATING EXPENSES
Rental property expenses       43,118         295                            43,413
Real estate taxes              17,961         199                            18,160
General and administrative     10,650           -                            10,650
Depreciation and amorti-
 zation                        40,752           -       $   400  <F3>        41,152
                           ----------   ---------      ---------         -----------

Total operating expenses      112,481         494           400             113,375
                           ----------   ---------      ---------         -----------

Operating income              120,036       1,502          (400)            121,138

Premium on debenture
 conversion                        98           -             -                  98

Interest expense               53,888           -         1,087  <F4>        54,975
                           ----------   ---------      ---------         -----------
Income (loss) before
 minority interest             66,050       1,502        (1,487)             66,065

Minority interest               5,606         136          (135) <F5>         5,607
                           ----------   ---------      ---------         -----------

Net income (loss)              60,444       1,366        (1,352)             60,458  <F6>

Preferred dividend              4,247           -            -                4,247
                           ----------   ---------      ---------         -----------
Income available to
  common shareholders      $   56,197   $   1,366      $ (1,352)         $   56,211
                           ==========   =========      ==========        ===========
Income per common
 share - basic             $     1.39                                    $     1.39
                           ==========                                    ===========
Income per common
 share - diluted           $     1.38                                    $     1.38
                           ==========                                    ==========
Weighted average number
 of common shares out-
 standing - basic              40,493                                        40,493
                           ==========                                    ===========
Weighted average number
 of common shares out-
 standing - diluted            40,806                                        40,806
                           ==========                                    ===========

The accompanying notes are an integral part of this unaudited, pro forma consolidated financial statement.

                          LIBERTY PROPERTY TRUST

             NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENT
                     FOR THE YEAR ENDED DECEMBER 31, 1997
                      (UNAUDITED, DOLLARS IN THOUSANDS)


<F1>  Reflects historical financial information of the Company for the year ended December 31, 1997.

<F2>  Reflects incremental addition of revenues and certain expenses of the Acquisition Properties in order to reflect a full year of operations for the acquisition.

<F3>  Reflects incremental depreciation of the Acquisition Properties based on asset lives of 40 years.

<F4>  Reflects an incremental increase in interest expense from the assumed borrowings of $16,007 on the credit facility to fund the purchase of the Acquisition Properties.

<F5>  Reflects the allocation of the pro forma adjustment to minority interest based upon pro forma minority interest in the Operating
Partnership of approximately 9.07%.

<F6>  The Company's pro forma taxable income for the year ended December
31, 1997 is approximately $47,097 which has been calculated as pro forma income from operations of approximately $60,458 plus GAAP depreciation and amortization of $41,152 less tax basis depreciation and amortization and other tax differences of approximately $54,513.

                 LIBERTY PROPERTY LIMITED PARTNERSHIP

              PRO FORMA FINANCIAL INFORMATION (UNAUDITED)


The unaudited, pro forma condensed consolidated balance sheet as of March 31, 1998 reflects the incremental effect of the Acquisition Properties described in Item 5 as if the acquisitions had occurred on March 31, 1998. The accompanying unaudited, pro forma consolidated statements of operations for the three months ended March 31, 1998 and the year ended December 31, 1997 reflect the incremental effect of the Acquisition Properties, as if such acquisitions had occurred on January 1, 1997. These statements should be read in conjunction with respective consolidated financial statements and notes thereto included in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998 and its Annual Report on Form 10-K for the year ended December 31, 1997. In the opinion of management, the unaudited, pro forma consolidated financial information provides for all adjustments necessary to reflect the effects of the Acquisition Properties.

These pro forma statements may not necessarily be indicative of the results that would have actually occurred if the acquisitions of the Acquisition Properties had been in effect on the dates indicated, nor does it purport to represent the financial position, results of operations or cash flows for future periods.

                 LIBERTY PROPERTY LIMITED PARTNERSHIP

             PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                        AS OF MARCH 31, 1998
                      (UNAUDITED, IN THOUSANDS)

                                                                    LIBERTY
                                                                    PROPERTY
                                                     THE            LIMITED
                                   HISTORICAL    ACQUISITION      PARTNERSHIP
                                      <F1>        PROPERTIES      CONSOLIDATED
                                   ----------   --------------    ------------
ASSETS:
Investment in real estate, net     $2,286,903   $  16,007   <F2>   $2,302,910
Cash and cash equivalents              37,119           -              37,119
Deferred financing and
 leasing costs, net                    31,865           -              31,865
Other assets                           50,877           -              50,877
                                   ----------   -----------       -----------

   Total assets                    $2,406,764   $  16,007          $2,422,771
                                   ==========   ===========       ===========

LIABILITIES:
Mortgage loans                     $  376,701   $       -          $  376,701
Unsecured notes                       525,000           -             525,000
Credit facility                       148,000      16,007   <F3>      164,007
Convertible debentures                109,253           -             109,253
Other liabilities                     103,113           -             103,113
                                   ----------   -----------       -----------

   Total liabilities                1,262,067      16,007           1,278,074
                                   ----------   -----------       -----------

OWNERS' EQUITY:
General partner's equity            1,057,700           -           1,057,700
Limited partners' equity               86,997           -              86,997
                                   ----------   -----------       -----------

     Total owners' equity           1,144,697           -           1,144,697
                                   ----------   -----------       -----------

     Total liabilities and
      owners' equity               $2,406,764   $  16,007          $2,422,771
                                   ==========   ===========       ===========

The accompanying notes are an integral part of this unaudited, pro forma condensed consolidated financial statement.

                          LIBERTY PROPERTY LIMITED PARTNERSHIP

                     PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                         FOR THE THREE MONTHS ENDED MARCH 31, 1998
                              (UNAUDITED AND IN THOUSANDS)

                                                                           LIBERTY
                                            THE                            PROPERTY
                                         ACQUISITION      PRO              LIMITED
                           HISTORICAL     PROPERTIES     FORMA           PARTNERSHIP
                              <F1>         <F4>       ADJUSTMENTS        CONSOLIDATED
                           ----------  -------------  ------------       ------------
REVENUE
Rental                     $   61,015   $    414                          $   61,429
Operating expense reim-
 bursement                     20,250        130                              20,380
Management fees                   147          -                                 147
Interest and other              1,207          -                               1,207
                           ----------   ---------                        ------------
Total revenue                  82,619        544                              83,163
                           ----------   ---------                        ------------

OPERATING EXPENSES
Rental property expenses       14,916         65                              14,981
Real estate taxes               7,019         58                               7,077
General and administrative      3,350          -                               3,350
Depreciation and amorti-
 zation                        14,219          -      $    100    <F5>        14,319
                           ----------   ---------     ----------         ------------

Total operating expenses       39,504        123           100                39,727
                           ----------   ---------     ----------         ------------

Operating income               43,115        421          (100)               43,436

Interest expense               16,566          -           272    <F6>        16,838
                           ----------   ---------     ----------         ------------

Net income (loss)          $   26,549   $    421      $   (372)          $    26,598
                           ==========   =========     ==========         ============

Net income (loss)
 allocated to general
 partner                   $   24,740   $    390      $   (344)          $    24,786

Net income (loss)
 allocated to limited
 partners                       1,809         31           (28)   <F7>         1,812
                           ==========   =========     ==========         ============

The accompanying notes are an integral part of this unaudited, pro forma consolidated financial statement.

                    LIBERTY PROPERTY LIMITED PARTNERSHIP

          NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                 AS OF AND FOR THE THREE MONTHS ENDED MARCH 31, 1998
                       (UNAUDITED, DOLLARS IN THOUSANDS)


<F1>  Reflects historical financial information of the Company as of
March 31, 1998 and for the three months ended March 31, 1998.

<F2>  Reflects the Total Investment in the Acquisition Properties.

<F3>  Reflects the use of $16,007 from the credit facility to finance the Total Investment in the Acquisition Properties.

<F4>  Reflects the incremental addition of revenues and certain expenses of the Acquisition Properties in order to reflect a full three months of operations for the acquisition.

<F5>  Reflects incremental depreciation of the Acquisition Properties based on asset lives of 40 years.

<F6>  Reflects an incremental increase in interest expense from the assumed borrowings of $16,007 on the credit facility to fund the purchase of the Acquisition Properties.

<F7>  Reflects the allocation of the pro forma adjustment to the net income allocated to the limited partners based upon pro forma ownership in the Operating Partnership of approximately 7.60%.

                          LIBERTY PROPERTY LIMITED PARTNERSHIP

                     PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                           FOR THE YEAR ENDED DECEMBER 31, 1997
                              (UNAUDITED AND IN THOUSANDS)

                                                                           LIBERTY
                                            THE                            PROPERTY
                                         ACQUISITION      PRO              LIMITED
                           HISTORICAL    PROPERTIES      FORMA           PARTNERSHIP
                              <F1>         <F2>       ADJUSTMENTS        CONSOLIDATED
                           ----------  -------------  ------------       ------------
REVENUE
Rental                     $  169,859   $  1,446                          $  171,305
Operating expense reim-
 bursement                     55,502        550                              56,052
Management fees                   673          -                                 673
Interest and other              6,483          -                               6,483
                           ----------   ---------                        ------------
Total revenue                 232,517      1,996                             234,513
                           ----------   ---------                        ------------

OPERATING EXPENSES
Rental property expenses       43,118        295                              43,413
Real estate taxes              17,961        199                              18,160
General and administrative     10,650          -                              10,650
Depreciation and amorti-
 zation                        40,752          -      $    400    <F3>        41,152
                           ----------   ---------     ----------         ------------

Total operating expenses      112,481        494           400               113,375
                           ----------   ---------     ----------         ------------

Operating income              120,036      1,502          (400)              121,138

Premium on debenture
  conversion                       98          -              -                   98

Interest expense               53,888          -         1,087    <F4>        54,975
                           ----------   ---------     ----------         ------------

Net income (loss)          $   66,050   $  1,502      $ (1,487)          $    66,065
                           ==========   =========     ==========         ============

Net income (loss)
 allocated to general
 partner                   $   60,444   $  1,366      $ (1,352)          $    60,458

Net income (loss)
 allocated to limited
 partners                       5,606        136          (135)   <F5>         5,607
                           ==========   =========     ==========         ============

The accompanying notes are an integral part of this unaudited, pro forma consolidated financial statement.

                    LIBERTY PROPERTY LIMITED PARTNERSHIP

          NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                 AS OF AND FOR THE YEAR ENDED DECEMBER 31, 1997
                       (UNAUDITED, DOLLARS IN THOUSANDS)


<F1>  Reflects historical financial information of the Company for the year ended December 31, 1997.

<F2>  Reflects the incremental addition of revenues and certain expenses of the Acquisition Properties in order to reflect a full year of operations for the acquisition.

<F3>  Reflects incremental depreciation of the Acquisition Properties based on asset lives of 40 years.

<F4>  Reflects an incremental increase in interest expense from the assumed borrowings of $16,007 on the credit facility to fund the purchase of the Acquisition Properties.

<F5>  Reflects the allocation of the pro forma adjustment to the net income allocated to the limited partners based upon pro forma ownership in the Operating Partnership of approximately 9.07%.

                                SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                LIBERTY PROPERTY TRUST



Dated:  July 13, 1998           BY:  /s/ GEORGE J. ALBURGER, JR.
                                ----------------------------------------
                                NAME:   George J. Alburger, Jr.
                                TITLE:  Chief Financial Officer


                                LIBERTY PROPERTY LIMITED PARTNERSHIP
                                BY:  LIBERTY PROPERTY TRUST,
                                     SOLE GENERAL PARTNER


Dated:  July 13, 1998           BY: /s/ GEORGE J. ALBURGER, JR.
                                ----------------------------------------
                                NAME:   George J. Alburger, Jr.
                                TITLE:  Chief Financial Officer

                                                             EXHIBIT 23



                        CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts" and to the incorporation by reference in the Registration Statement (Form S-3 No. 333-43267) and related Prospectus of Liberty Property Trust and Liberty Property Limited Partnership, to the incorporation by reference in the Registration Statement (Form S-3 No. 333-53297) and related Prospectus of Liberty Property Trust, to the incorporation by reference in the Registration Statement (Form S-3 No. 33-94782) and related Prospectus of Liberty Property Trust and Liberty Property Limited Partnership, to the incorporation by reference in the Registration Statement (Form S-3 No. 333-14139) and related Prospectus of Liberty Property Trust, to the incorporation by reference in the Registration Statement (Form S-8 No. 33-94036) and related Prospectus of Liberty Property Trust, to the incorporation by reference in the Registration Statement (Form S-8 No. 333-44149) and related Prospectus of Liberty Property Trust of our report dated July 7, 1998, with respect to the Statement of Operating Revenues and Certain Operating Expenses for the Acquisition Properties, included in the Current Report on Form 8-K of Liberty Property Trust and Liberty Property Limited Partnership dated July 13, 1998, filed with the Securities and Exchange Commission.



                                                 /s/ FEGLEY & ASSOCIATES
                                                 Fegley & Associates
                                                 Plymouth Meeting, PA
                                                 July 13, 1998